Exhibit 10.4

AMENDED AND RESTATED MASTER CONVERSION AGREEMENT

THIS AMENDED AND RESTATED MASTER CONVERSION AGREEMENT (“Agreement”) made and entered into this 27th day of June, 2013, by and between The Pantry, Inc., a Delaware corporation with offices at 305 Gregson Drive, Cary, NC 27511 (“PANTRY”), and Marathon Petroleum Company LP, a Delaware limited partnership with offices at 539 South Main Street, Findlay, Ohio 45840 (“MPC”), each a “Party” and together, the “Parties”.

WHEREAS, MPC and PANTRY entered into a Master Conversion Agreement dated July 26, 2010, as amended by First Amendment to Master Conversion Agreement dated February 14, 2011, Second Amendment to Master Conversion Agreement dated August 15, 2011, Third Amendment to Master Conversion Agreement dated October 2, 2011, Fourth Amendment to Master Conversion Agreement dated June 4, 2012, and Fifth Amendment to Master Conversion Agreement dated May 13, 2013 (collectively the “Existing Agreement”);

WHEREAS, MPC and PANTRY desire to amend the Existing Agreement to include additional motor fuel retail outlets under the Agreement, and modify related terms, including but not limited to [***]; and

WHEREAS, MPC and PANTRY desire to express such amendments by amending and restating the Existing Agreement in its entirety.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises and covenants hereinafter contained the Parties agree:

A.    AMENDED AND RESTATED AGREEMENT. The terms and conditions of the Existing Agreement are amended and restated in its entirety to now read and apply to the Retail Outlets (as defined herein} as follows:

1.    Defined Terms. As used in this Agreement:

(a)    “[***]” shall have the meaning specified in Section 4(d) of this
Agreement.

(b)    “Advertising Investment” means the amount reimbursed by MPC pursuant to Section 3(d) of this Agreement.

(c) “Brand Investment” shall have the meaning specified in Section 3(g)(1) of this
Agreement.

(d) “Contract Year” means each of the seven (7) periods of 365/366 days thereafter during the Term commencing on January 1, and in the event the Term is extended pursuant to Section 2 of this Agreement, also the Extension Year. The period from July 1, 2010 through December 31, 2010 is not a Contract Year, in whole or in part.

(e) “Designated Terminals” means those light products terminals that are designated by MPC in its commercially reasonable discretion, which designation shall be made in writing on or before the thirtieth (30th) day following the full execution of this Agreement, and is subject to change on a calendar month basis from time to time, provided that any modification is made in

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writing on or before the 20th day of the calendar month immediately preceding the calendar month in which the change is to become effective and that any substituted or added terminal shall be located no more than a radius of 50 miles from the terminal it replaces or supplements, respectively.

(f)     “[***]” shall have the meaning specified in Section 4(b)(4)(E).

(g) “[***]” means Marathon branded [***] and, to the extent offered by Marathon, also Marathon [***].

(h)     “Extension Year” has the meaning given in Section 2.

(i) “[***]” means [***] consisting of a blend of [***] and [***], within the tolerances permitted by law for a [***].

(j) “[***]” shall have the meaning specified in Section 4(a)(4)(F).

(k) “GSA” means the certain Guaranteed Supply Agreement between MPC and PANTRY, with a Term commencing September 1, 2010, as amended.

(I)    “Image Investment” means the amount reimbursed by MPC pursuant to Section 3(a)
of this Agreement.

(m) “Joint Image Plan” means the elements of branding of the main ID signage and canopy as depicted in Exhibit C attached to this Agreement.

(n)    “[***]” has the meaning specified in Section 3(f) of this Agreement.

(o) “Minimum Combined Annual [***] Volume” means [***] of combined [***] {as defined in the GSA) and [***] (as defined in the GSA) purchased by PANTRY pursuant to the GSA and [***] purchased by PANTRY directly from MPC at the Designated Terminals, or as reduced in accordance with Section 13 or Section 14(B) of this Agreement.

(p) “Minimum Monthly [***] Volume” means, with respect to a [***], the volume in gallons of [***] purchased by PANTRY directly from MPC at the Designated Terminals corresponding in the table below, to such [***] in the table below:

[***]	Volume in gallons [***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
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[***]	[***]
[***]	[***]
[***]	[***]

In illustration, and not in limitation, of the foregoing, for the [***], the Minimum Monthly [***] Volume is [***] gallons of [***] purchased by PANTRY directly from MPC at the Designated Terminals.

(q) “Minimum Combined Annual [***] Volume” means [***] gallons of combined [***] (as defined in the GSA) purchased by PANTRY pursuant to the GSA and [***] purchased by PANTRY directly from MPC at the Designated Terminals, or as reduced in accordance with Section 13 or Section 14(A) of this Agreement.

(r) “Minimum Monthly [***] Volume” means, with respect to a [***], the volume in gallons of [***] purchased by PANTRY directly from MPC at the Designated Terminals for a particular [***], as provided below in the table below:

[***]	Volume in gallons [***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

In illustration, and not in limitation, of the foregoing, for the [***], the Minimum Monthly [***] Volume is [***] gallons of [***] purchased by PANTRY directly from MPC at the Designated Terminals.

(s) “Opening Period” means the period from July 1, 2010 through December 31, 2010. (t) “Phase 3 Image Plan” shall have the meaning given in 3(i).
(u)    “Phase 4 Image Plan” shall have the meaning given in 3(j).

(v)    “Phase 5 Image Plan” shall have the meaning specified in Section 3(k).

(w)    “[***]” means the total funds advanced by MPC to JOBBER pursuant to Section 3(j): [***].

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(x)    “Phase 1 Outlets” means the motor fuel locations identified on Exhibit A to this
Agreement.

(y)    “Phase 2 Outlets” means the motor fuel retail outlets identified on Exhibit B to this
Agreement.

(z)    “Phase 3 Outlets” means the motor fuel retail outlets identified on Exhibit D to this
Agreement.

(aa)    “Phase 4 Outlets” means the motor fuel retail outlets identified on Exhibit F to this
Agreement.

(bb)    “Phase 5 Outlets” means the motor fuel outlets identified on Exhibit H to this
Agreement.

(cc) “Phase 5 Volume” means, with respect to a [***], the volume in gallons of Gasohol purchased by PANTRY directly from MPC at the Designated Terminals for a particular [***] delivered by PANTRY to the Phase 5 Outlets.

(dd)     “PMPA” means the Petroleum Marketing Practices Act, 15 U.S.C. §§ 2801 et seq.

(ee) “Product Supply Agreement” means the agreement in force between the Parties from time to time pursuant to which MPC supplies PANTRY with Marathon branded petroleum products for resale under the MARATHON® trademark and brand name.

(ff) “Retail Outlets” means the Phase 1 Outlets, the Phase 2 Outlets, the Phase 3 Outlets, the Phase 4 outlets and the Phase 5 Outlets. “Retail Outlet” means one of the Retail Outlets.

(gg) “Standard Payment Terms” means the payment terms predominantly used by MPC's brand jobber class of trade. In illustration, and not in limitation, of the foregoing, as of the date of this Agreement, the payment terms predominately used by MPC's brand jobber class of trade are payment terms of [***].

(hh)    “Term” means the period commencing on July 1, 2010, and ending on December 31,
2017, except in the event the Term is extended pursuant to Section 2 of this Agreement, then the period commencing on July 1, 2010 and ending on December 31, 2018.

(ii)    “Termination Event” means:

(1) the failure of PANTRY to purchase the Minimum Combined Annual [***] Volume and deliver the same to the Retail Outlets and the [***] stores listed on Exhibit A to the GSA in any Contract Year;

(2) the failure of PANTRY to purchase the Minimum Combined Annual [***] Volume and deliver the same to the Retail Outlets and the [***] stores listed on Exhibit A to the GSA in any Contract Year;
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(3) the termination or non-renewal, within the meaning of the PMPA, of the Product Supply Agreement or the franchise relationship created or embodied by the Product Supply Agreement;

(4)     none of the Retail Outlets are being directly supplied by PANTRY as
MARATHON® retail outlets;

(5) the assignment by PANTRY of any of its rights or interests, in whole or in part, or the delegation by PANTRY of any of its duties, under this Agreement without the prior written consent of MPC; or

(6) the occurrence of any material breach or nonperformance by PANTRY of any of its respective obligations under this Agreement that is not cured within thirty (30) days following the date written notice of breach or nonperformance is sent, via certified mail, return receipt requested, by MPC to PANTRY.

(jj)     “Tier [***] Volume” means the first [***] gallons, collectively, of [***] purchased by PANTRY directly from MPC at the Designated Terminals in a calendar month.

(kk) “Tier [***] Volume” means the first [***] gallons, collectively, of [***] having an [***] purchased by PANTRY directly from MPC at the Designated Terminals in a calendar month.

(II) “Tier [***] Volume” means the first [***] gallons, collectively, of [***] having an [***] purchased by PANTRY directly from MPC at the Designated Terminals in a calendar month.

(mm) “Tier [***] Volume” means the first [***] gallons, collectively, of [***] having a [***] purchased by PANTRY directly from MPC at the Designated Terminals in a calendar month.

(nn) “Total Investment” means the Image Investment and Advertising Investment.

(oo) “[***]” shall have the meaning specified in Section 7(a) of this Agreement.

2.    Term. This Agreement is effective as to each Party upon execution by all Parties and will remain in effect until expiration of the Term, unless earlier terminated as provided for herein. MPC may elect to extend the Term for an additional period of 365 days, commencing at the conclusion of the seventh Contract Year (“Extension Year”), exercisable by delivery of written notice of such election delivered to PANTRY on or before [***].

3. Image Investment; Advertising Investment; Brand Investment; Conversion Without Investment.

(a)    Advance of Image Investment.

(1) In the manner, and upon and subject to Section 3(b) and 3(c) and all other terms and conditions of this Agreement, MPC agrees to reimburse PANTRY for costs of the materials and labor necessary to converting the Retail Outlets to the Marathon brand, in accordance with the then current image and identification standards established by MPC for “Branded Outlets” through the

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Product Supply Agreement, and for those Retail Outlets [***] on the first date of the Term of Agreement, also in accordance with the [***].

(2) MPC agrees to invest funds for the [***] associated with installation of the [***] as described in Section 3(b)(2), subject to MPC's approval of the [***] for such [***]. [***] shall remain responsible for the cost of the materials for [***].

(3)     MPC will document all reimbursements made to PANTRY pursuant to Section
3(a)(1) and 3(a)(2), which shall serve as the basis upon which MPC and PANTRY will confirm, in writing, the full and final amount of the Image Investment, which confirmation shall be completed on the later of (i) [***], or (ii) [***].

(4) PANTRY will manage all such conversion work, including but not limited to installation of the Kangaroo sign, subject to MPC's approval of the contractor(s) performing such work.

(b) Use of Image Investment. The Parties intend that the Image Investment will provide for the reimbursement of costs of purchase and installation of the following:

(1) for those Retail Outlets [***] on the first date of the Term of the Agreement, the materials for the Joint Image Plan and, as to the elements of the conversion to Marathon brand at each of the other Retail Outlets, the image plan may include, at MPC's sole discretion, the purchase of canopy graphics, “Marathon channel letters”, canopy column cladding, dispenser skirts, dispenser cladding, Marathon logo as part of the main ID sign, and/or approved windshield service centers; and

(2) labor for the installation of the elements identified in Section 3(a)(1), 3(a)(2) and 3(b)(1); provided that MPC and PANTRY mutually agree to local market based labor rates to determine the labor costs associated with such imaging.

(c) Disbursement of Image Investment. MPC will have no obligation to reimburse PANTRY with the Image Investment funds pursuant to Section 3(a) unless and until MPC has received from PANTRY:

(1) documentation evidencing, to MPC's sole satisfaction, PANTRY's proper release and termination of existing contractual obligations with respect to the Retail Outlets, as to the rebranding of which PANTRY represents and warrants that it has developed its plans as a result of market assessments and other business judgments made by PANTRY prior to entering discussions with MPC regarding, and independent of, this Agreement; and

(2) valid, accurate third party invoices documenting the expenditure of funds for all work and materials described in Section 3(b); and

(3) photographs documenting the completion of all required conversion work at each Retail Outlet.

MPC will pay valid, accurate invoices for incurred expenditures within thirty (30) days following MPC's receipt of required documentation, invoices and photographs.

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(d)    Advance of Advertising Investment. MPC agrees, subject to Section 3(e), to reimburse PANTRY for its costs of advertising and credit card solicitation campaigns incurred during [***], as mutually agreed by MPC and PANTRY, with respect to the Retail Outlets, in an amount up to [***]. MPC will document all reimbursements made to PANTRY for all advertising and credit card solicitation campaigns pursuant to this Section 3(d), which shall serve as the basis upon which MPC and PANTRY will confirm in writing, on or before [***], the full and final amount of the Advertising Investment.

(e) Disbursement of Advertising Investment. MPC will have no obligation to reimburse PANTRY with the Advertising Investment funds pursuant to Section 3(d) unless and until MPC has received from PANTRY:

(1) documentation evidencing, to MPC's sole satisfaction, PANTRY's proper release and termination of existing contractual obligations with respect to the Retail Outlets, as to the rebranding of which PANTRY represents and warrants that it has developed its plans as a result of market assessments and other business judgments made by PANTRY prior to entering discussions with MPC regarding, and independent of, this Agreement; and

(2) valid, accurate third party invoices documenting the expenditure of funds, allocated by PANTRY in a commercially reasonable manner, for advertising and credit card solicitation campaigns as described in Section 3(d).

MPC will pay valid, accurate invoices received from PANTRY within thirty (30) days following MPC's receipt of required documentation and invoices.

(f) Prepaid Card. MPC and PANTRY will develop a [***] Marathon prepaid cards (“[***]”). MPC will coordinate with PANTRY [***] Marathon prepaid cards [***]. To the extent PANTRY orders [***] prepaid cards [***], the cost of production [***] shall be borne by PANTRY.

(g)     Amortization.

(1) As used in this Agreement, “Brand Investment” is [***] of the [***]; and [***]. Upon the expiration of [***] of the [***] with the [***], the Brand Investment will [***].

(2) Upon the expiration of [***] of the [***] with the [***], the [***] will [***].

(h) Repayment of Total Investment. MPC will inform PANTRY of the amount of the Total Investment [***]. Subject to the terms of this Agreement and the terms of the GSA, PANTRY shall be liable to repay the full amount of the Total Investment to MPC. The foregoing notwithstanding, if no Termination Event has occurred by the end of the Term, PANTRY's obligation to repay the Brand Investment to MPC shall be fully discharged.

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(i) Phase 3 Outlets. Section 3(a) through (h) shall not apply to the Phase 3 Outlets. The Parties agree that the Phase 3 Outlets will be reimaged or converted to the MARATHON brand at [***], in accordance with [***] image and identification standards established by MPC for “Branded Outlets” through the Product Supply Agreement and the mutually agreed image plans, which are outlined in Exhibit E to this Agreement (“Phase 3 Image Plan”).

(j) Advance of [***]. In the manner, and subject to the provisions of Section 30(j)(1) and 3(j)(2), MPC agrees to [***], of the [***] necessary to convert the Phase 4 Outlets to the Marathon® brand, in accordance with the then current image and identification standards established by MPC for “Branded Outlets” through the Product Supply Agreement and the Parties' mutually agreed image plans for the Phase 4 Outlets, which are outlined in Exhibit G to this Agreement (“Phase 4 Image Plan”). PANTRY agrees that all conversion of all Phase 4 Outlets will be completed on or before [***], except the Retail Outlet at [***] shall be reimaged or converted on or before [***]. PANTRY will manage all such conversion work included, but not limited to, installation of the Kangaroo sign, subject to MPC's approval of the contractor(s) performing such work. MPC will have no [***] with the [***] pursuant to Section 3(j) unless and until MPC has received from PANTRY:

(1) documentation evidencing, to MPC's sole satisfaction, PANTRY's proper release and termination of existing contractual obligations with respect to the Retail Outlets, as to the rebranding of which PANTRY represents and warrants that it has developed its plans as a result of market assessments and other business judgments made by PANTRY prior to entering discussions with MPC regarding, and independent of, this Amendment;

(2) valid, accurate third party invoices documenting the expenditure of funds for all work and materials described in this Section 3(j); and (3) photographs documenting the completion of all requirement conversion work at each of the Phase 4 Outlets.

MPC will reimburse PANTRY for qualifying expenditures within [***] following MPC's receipt of the documentation, invoices and photographs required under this Section 3(j).

(k) Phase 5 Outlets. Section 3(a) through (h) shall not apply to the Phase 5 Outlets. The Parties agree that the Phase 5 Outlets will be converted to the MARATHON brand at [***], in accordance with [***] image and identification standards established by MPC for “Branded Outlets” through the Product Supply Agreement and the mutually agreed image plans, which are outlined in Exhibit I to this Agreement (“Phase 5 Image Plan”), PANTRY shall convert all Phase 5 Outlets on or before [***], except the Retail Outlet at [***], shall be branded MARATHON® [***]. PANTRY will manage all such conversion work.

4. [***].

(a)    [***].

(1) [***]: Opening Period. MPC will [***] PANTRY [***] on each [***] by [***] directly from [***] at the Designated Terminals and delivered to the Retail Outlets, for resale at retail, in each [***] of the Opening Period in which this Agreement is in effect. PANTRY's purchases of [***] will be

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invoiced in accordance with the [***]. Subject to Section 4(a)(5) of this Agreement, [***] amount to be paid with respect to a [***] of [***] so purchased and delivered in a [***] will be calculated in accordance with the [***] set forth in Section 4(a)(3) of this Agreement

(2)    [***] Gasohol Rebates: Contract Years. In any [***] of any Contract Year in which this Agreement is in effect and PANTRY's [***] purchases of (i) [***] directly from MPC at the Designated Terminals and (ii) [***] in the [***] in accordance with [***]), each [***] of [***] purchased directly from MPC at the Designated Terminals and delivered to the Retail Outlets, for resale at retail, [***] that particular [***] shall be eligible for the calculation of [***] pursuant to this Section 4:

[***]	combined total volume[***]	maximum total volume [***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

PANTRY's purchases of [***] will be invoiced in accordance with the [***]. Subject to Section 4(a)(5) of this Agreement, the [***] amount to be paid with respect to a [***] of [***] so purchased and delivered in a [***] will be calculated in accordance with the [***] set forth in Section 4(a)(3) and 4(c) of this Agreement.

(3)	[***] Formulas.
(A)    [***].
(i) The calculation of the [***] per each [***], for which [***] pursuant to Section 4(a)(2) for [***], up to and including the Tier [***] Volume, shall be based on the following formula, and further subject to the provisions of Section 4(a)(4) and Section 4(c):

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[***], where:

[***]

[***] The [***] of the [***] (based on the [***]}[***], in the [***], of [***]

[***], with a [***] of [***]
[***]

In illustration, and not in limitation of the foregoing, [***] (e.g. [***] may be applicable), [***], with a [***] (e.g. [***] may be applicable) [***].

(ii) The calculation of [***] per each [***] of [***] having an [***], for which [***] pursuant to Section 4(a)(2) for [***], in excess of the Tier [***] Volume shall be based on the following formula, and further subject to the provisions of Section 4(a)(4) and Section 4(c):

[***], where:

[***]

[***] The [***] of the [***] (based on the [***]}[***], in the [***], of [***]

[***], with a [***] of [***]
[***]

In illustration, and not in limitation of the foregoing, [***] (e.g. [***] may be applicable), [***], with a [***] (e.g. [***] may be applicable) [***].

(B)    [***].

(i) The calculation of the [***] per each [***] of [***] having an [***], for which [***] pursuant to Section 4(a)(2) for a [***], up to and including the Tier [***] Volume, shall be based on the following formula, and further subject to the provisions of Section 4(a)(4) and Section 4(c):

[***], where:

[***]

[***] The [***] of the [***] (based on the [***])[***], for the [***], of [***]

[***], with a [***] of [***]
[***]

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In illustration, and not in limitation, of the foregoing, [***] (e.g. [***] may be applicable), [***], with a [***] (e.g. [***] may be applicable) [***].

(ii) The calculation of the [***] per each [***] of [***] having an [***], for which [***] pursuant to Section 4(a)(2) in a [***], in excess of the Tier [***] Volume shall be based on the following formula, and further subject to the provisions of Section 4(a)(4) and Section 4(c):

[***], where:

[***]

[***] The [***] of the [***] (based on the [***])[***], for the [***], of [***]

[***], with a [***] of [***]
[***]

In illustration, and not in limitation, of the foregoing, [***] (e.g. [***] may be applicable), [***], with a [***] (e.g. [***] may be applicable) [***].

(C)    [***].

(i) The calculation of the [***] per each [***] of [***] having an[***]. for which [***] pursuant to Section 4(a)(2) in a month, up to and including the Tier [***] Volume, shall be based on the following formula, and further subject to the provisions of Section 4(a)(4) and Section 4(c):

[***], where:

[***]

[***] The [***] of the [***] (based on the [***]) [***], for the [***], of [***]

[***]), with a [***] of [***]
[***]

In illustration, and not in limitation, of the foregoing, [***] (e.g. [***] may be applicable), [***], with a [***] (e.g. [***] may be applicable) [***].

(ii) The calculation of the [***] per each [***] of [***] having an [***], for which [***] pursuant to Section 4(a)(2) in a [***], in excess of the Tier [***] Volume shall be based on the following formula, and further subject to the provisions of Section 4(a)(4) and Section 4(c):

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[***], where:

[***]

[***] The [***] of the [***] (based on the [***]) [***], for the [***], of [***]

[***], with a [***] of [***]
[***]

In illustration, and not in limitation, of the foregoing, [***] (e.g. [***] may be applicable), [***], with a [***] (e.g. [***] may be applicable) [***].

(4)    Manner of Computation. For [***] set forth in this Section
4(a). all of the following conventions shall apply:

(A) [***] will be used for reference prices in the above formulas for the period of September 16 through May 31, regardless of the gasoline “type” product purchased;

(B) For the "[***]" portion of all formulas set forth in this Section 4(a), the [***] shall be calculated [***] the [***] as used [***] for calculation of its [***], and in the event [***] published by [***], [***] will notify [***] of the [***] on or before [***] of the [***]

[***] following [***], and the [***] of the [***] shall be based on [***];

(C) for the "[***]" portion of all formulas set forth in this Section 4(a), the [***] shall be based [***] (in illustration and not in limitation of the foregoing, [***];

(D)     pricing data will be [***];

(E) if the Parties agree that a [***] is [***] for a [***], but [***] such [***], for a [***], then the [***] to [***] and [***] will be adjusted to remove the commodity and supplier in question for that period of time; and

(F) The values resulting from the formulas expressed in each of the Sections 4(a)(3)(A), 4(a)(3)(B), and 4(a)(3)(C), (i.e., whether [***] values) shall be applied to all [***] of the respective grade of [***] purchased by PANTRY at each Designated Terminal [***] up to the maximum total volume of [***] eligible for [***], as provided in Section 4(a)(2) (each a “[***] Number”), which will be subject to the provisions of Section 4(c) of this Agreement. For the avoidance of doubt, the application of this subparagraph (F) will result in as many [***] Numbers [***] for each Designated Terminal as the number of grades of [***] having an [***] PANTRY purchases at such Designated Terminal in such [***].

(5)    [***]. Any term, condition or provision of Section 4(a)(1) or
4(a)(2) of this Agreement to the contrary notwithstanding, PANTRY agrees and acknowledges that:

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(A) [***] shall be [***] with respect to any [***] of [***] purchased by PANTRY at the Designated Terminals and delivered to the Retail Outlets, for resale at retail, in any [***] of a Contract Year in which [***] (i) [***], and (ii) [***] (as defined in the GSA) [***] under the GSA, in the calendar month is [***];

(B) [***] shall be [***] with respect to any [***] of [***] purchased directly from the Designated Terminals and delivered to the Retail Outlets for resale at retail in any [***] of a Contract Year [***] so purchased and delivered; and

(C) [***] shall be [***] with respect to [***] purchased directly from the Designated Terminals in a [***] in a [***].

(b)    [***].

(1) Volume Eligible for [***]: Opening Period. [***] will pay [***] a [***] on each [***] of [***] purchased by PANTRY directly from MPC at the Designated Terminals and delivered to the Retail Outlets, for resale at retail, in each [***] of the Opening Period in which this Agreement is in effect. PANTRY's purchases of [***] will be invoiced in accordance with the Product Supply Agreement. Subject to Section 4(b)(5) of this Agreement, the [***] amount to be paid with respect to a [***] of [***] so purchased and delivered in a [***] will be calculated in accordance with the [***] set forth in Section 4(b)(3) of this Agreement.

(2) Volume Eligible for [***]: Contract Years. In any [***] of any Contract Year in which this Agreement is in effect and PANTRY's [***] (i) [***] directly from MPC at the Designated Terminals and (ii) [***] (as defined in the GSA) and [***],[***], to that particular [***], each [***] of [***] purchased directly from MPC at the Designated Terminals and delivered to the Retail Outlets, for resale at retail, [***] that particular [***] shall be eligible for the calculation of [***] pursuant to this Section 4:

[***]	combined total volume [***]	maximum total volume [***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
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[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

PANTRY's purchases of [***] will be invoiced in accordance with [***]. Subject to Section 4(b)(5) of this Agreement, the [***] with respect to a [***] of [***] so purchased and delivered in [***] will be calculated in accordance with the [***] set forth in Section 4(b)(3) and 4(c) of this Agreement.

(3)    [***] Formulas.

(A) [***] for which [***] pursuant to Section 4(b)(2) in a [***], up to and including the Tier [***] Volume, shall be based on the following formula and further subject to the provisions of Section 4(b)(4) and Section 4(c) of this Agreement:

[***], where:

[***]

[***] The [***] of the [***] (based on the [***])[***], in the [***], of the [***] for which [***] ([***][***])

[***], with a [***] of [***]
[***]

In illustration, and not in limitation, of the foregoing, [***] (or whatever [***] may be applicable) [***], with a [***] (or whatever [***] may be applicable) [***].

(B) The [***] of [***] for which [***] pursuant to Section 4(b)(2) in a [***] in excess of the Tier [***] Volume shall be based on the following formula and further subject to the provisions of Section
4(b)(4) and Section 4(c) of this Agreement:

[***], where:

[***]

[***] The [***] of the [***] (based on the [***])[***], in the [***], of the [***] for which [***] ([***])

[***], with a [***] of [***]

In illustration, and not in limitation, of the foregoing, [***] (or whatever [***] type may be applicable) [***], with a [***] (or whatever [***] type may be applicable).

(4)    Manner of Computation. For the [***] set forth in this Section
4(b), all of the following conventions shall apply:

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[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(A) for the "[***] " portion of the formula, [***] shall be [***] using [***] as used by [***] of its [***], and in the event [***] was [***] by [***]. [***] will notify [***] of the [***] on or before the [***] of the [***], and the [***] of the [***] shall be [***];

(B) for the "[***] " portion of the [***],[***] shall be [***] (in illustration and not in limitation of the foregoing, [***] is the [***]);

(C)     pricing data will be [***];

(D) if [***] that a [***] is [***] a [***] for a [***], but not [***], for a [***], then the [***] relevant to such [***] will be [***] to [***] the [***] and [***] in question for that period of time; and

(E) The values resulting from the formulas expressed in each of the Sections 4(b)(3)(A) and 4(b)(3)(B) (i.e., whether [***] values) shall be applied to the [***] of the respective grade of [***] purchased by PANTRY at each Designated Terminal [***] up to the maximum total volume of [***] eligible for a [***], as provided in Section 4(b)(2) (each a “[***] Number”), which will be subject to the provisions of Section 4(c) of this Agreement. For the avoidance of doubt, the application of this subparagraph (E) will result in as many [***] Numbers [***] for each Designated Terminal as that number of grades (e.g., [***]) of [***] PANTRY purchases at such Designated Terminal in such [***].

(5)     [***]. Any term, condition or provision of Section 4(b)(1) or 4(b)(2) above to the contrary notwithstanding,

(A) [***] shall be [***] with respect to any [***] of [***] purchased by PANTRY at the Designated Terminals and delivered to the Retail Outlets, for resale at retail, in any [***] of a Contract Year in which [***] (i) [***] of [***] so purchased and delivered, and (ii) number of [***] of [***] and [***] purchased by PANTRY [***], in the calendar month is less than [***];

(B) [***] shall be [***] with respect to any [***] of [***] purchased directly from the [***] and delivered to the [***] for resale at retail in any [***] of a Contract Year [***] so purchased and delivered; and

(C) [***] shall be [***] with respect to [***] of [***] not purchased directly from the Designated Terminals in [***] in the [***].

(c)     [***].

(1)    [***].

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[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(A)    For each Designated Terminal, MPC will [***] PANTRY [***] of [***] in [***] equal to the sum of the [***] Numbers at each such Designated Terminal for the [***]; except that (i) if PANTRY's [***] purchases of (x) [***] directly from MPC at the Designated Terminals and (y) [***] (as defined in the GSA) under the GSA, is [***] the "[***] and [***] · applicable to such [***] in accordance with Section 4(a)(2), then [***] on such purchases in the [***]; and (ii) if the sum of the [***] Numbers for a Designated Terminal in [***] is [***], such sum shall be deemed to be [***] for that Designated Terminal for that [***].

(B) For each Designated Terminal, [***] of [***] in [***] equal to the sum of the [***] Numbers at each such Designated Terminal for the [***]; except that (i) if PANTRY's [***] purchases of (x) [***] directly from MPC at the Designated Terminals and (y) [***] (as defined in the GSA) and [***] (as defined in the GSA) under the GSA, is [***] the “[***] and [***]” applicable to such [***] in accordance with Section 4(b)(2), then [***] on such purchases in [***]; and (ii) if the sum of the [***] Numbers for a Designated Terminal in [***] is [***], such sum shall be deemed to be [***] for that Designated Terminal for that [***].

(2)    [***] Adjustments.

(A)      [***] Adjustment. If in any [***] beginning [***], PANTRY's [***] purchases of [***] and [***] was [***] the “[***] and [***]” corresponding to the [***] as specified in Section 4(a)(2), but if PANTRY purchased the Minimum [***] Annual [***], the [***] Numbers for [***] will be added, and if such sum [***] the [***] actually paid to PANTRY for such [***], PANTRY will [***] amount as an adjustment.

(B) [***] Adjustment. If in any [***] beginning [***], PANTRY's [***] purchases of [***] and [***] and [***] in the [***] are [***] the “[***] and [***]” as specified in Section 4(b)(2), but if PANTRY purchased the Minimum [***] Annual [***], the [***] Numbers for [***] will be added, and if such sum [***] the total [***] actually paid to PANTRY for [***], PANTRY will [***] amount an adjustment.

(C) For avoidance of doubt, for [***] beginning [***], if both subsections (A) and (B) would apply, then PANTRY will [***] pursuant to both subsections (A) and (B).

(D) [***] to PANTRY pursuant to this Section 4(c)(2) will be [***], on or before the [***].

(d)    Additional [***]. [***] will remit to [***] that amount equal to
[***] of Phase 5 Volume delivered in that [***] commencing [***], provided that in such [***],[***] has delivered to the Retail Outlets, for resale at retail, the Minimum [***] Volume applicable to such [***] (“Additional [***]”). If in a [***],[***] has not delivered to the Retail Outlets, for resale at retail, the Minimum [***] Volume in a [***],[***] Additional [***]. For the avoidance of doubt, [***], Additional [***] is determined on a [***] basis; the provisions of Section 4(c) are inapplicable to Additional [***].

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[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(e)    [***].

(1) [***] and [***] due under this Section 4 shall [***] in the [***] of [***] by [***] to [***] on the [***] of the [***] the [***] in which the [***] and [***] were [***], subject to the [***] and [***] in this Section 4(e)(1). By the [***] following the [***] in which [***] and [***] were [***],[***] will [***] the [***] for that [***] and [***] and Additional [***] for the [***] review. In the event [***] does [***] with the [***] for [***] or [***], or in the event [***] has a [***] to [***] under Section 6(b), [***] shall provide [***] with its [***] and/or [***] not later than the [***] of the [***] for [***] of [***]. In the event [***] on the proper [***] of such [***] to [***] or [***], as applicable, in [***] of the [***], if any, will be [***] until [***] can [***] on the [***], or the [***], as may be applicable.

(2) Notwithstanding the provisions of Section 4(e)(1); if all of the Phase 1 Outlets and Phase 2 Outlets are not in compliance with the then current image and identification standards established by MPC for “Branded Outlets” through the Product Supply Agreement, and also in [***] the Joint Image Plan, and the Parties' mutually agreed image plans on or before December 31, 201[***] and [***] thereto, and [***] otherwise [***] from [***] to [***] shall be [***] on [***], [***], by [***] until [***], to [***], that all of the Phase 1 Outlets and Phase 2 Outlets [***], and as applicable, the Joint Image Plan.

(3) Notwithstanding the provisions of Section 4(e)(1); if all of the Phase 3 Outlets are not [***] the Phase 3 Image Plan on or before December 31, 2011, [***], and [***] otherwise [***] shall be [***] on [***],[***], by [***] until [***], to [***], that all of the Phase 3 Outlets [***] Phase 3 Image Plan.

(4)    Notwithstanding the provisions of Section 4(e)(1); if all the Phase 4 Outlets are not in [***] the Phase 4 Image Plan by the applicable dates specified in Section 3(j), [***] shall be [***], by [***] that all of the Phase 4 Outlets [***] the Phase 4 Image Plan.

(5)     Notwithstanding the provisions of Section 4(e)(1); if all of the Phase 5 Outlets are not in [***] Phase 5 Image Plan on or before the applicable dates specified in Section
3(k), [***] shall be [***], by [***], that all of the Phase 5 Outlets [***] the Phase 5 Image Plan.

(f)    New Product In Market.

(1)     As used in this Section 4(f), the following terms shall have the corresponding meanings:

(A) “Compliant Additive” is an additive that is a “[***]” within the meaning of [***], that complies with applicable standard specifications published by ASTM International, and that, when blended with gasoline, produces a blend that complies with all applicable federal state and local laws and regulations.

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[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(B) “predominantly sold at [***]” means that [***] are [***] and [***] for [***] the [***] and the [***] comprises [***]; whereby [***] will [***] as to [***] in order to [***];

(C) “Geographic Area” shall mean the geographic area associated with a particular OPIS City posting.

(D) “Novel Product” is either (1) a [***]; or (2) a [***], which [***] (with respect to [***]) for [***] or the future [***].

(2) In the event MPC elects to offer for sale, as a Marathon Brand product, either (1) a [***], excluding however, products meeting the ASTM D 5798 Standard Specification for Fuel Ethanol (Ed75-Ed85) for Automotive Spark-Ignition Engines (“E-85”); or (2) a gasoline [***] for such product(s) under the terms and conditions of this Agreement, per the formulas set forth [***] in the [***] would be [***] for [***].

(3) In the event a Novel Product is predominantly sold at [***] in a Geographic Area, and [***] to [***], in a [***], [***] will [***] for [***] or [***] under [***] in [***] in [***] the [***] set forth in [***] that [***] would be [***] the [***] for the [***] that [***] during such [***]:[***] a [***] for the [***] in the [***] and [***] demonstrates, to [***], that [***] has [***], or will be able to [***], the [***] and [***] to accommodate [***] in the [***].

5. Payment Card Processing.

(a) [***]. Commencing December 1, 2010 or as soon as practicable thereafter, and continuing through the remainder of the Term, [***] using the Marathon version of the [***], for any third party payment cards and the MPC card payment products, including but not limited to the Marathon proprietary and prepaid cards and the SuperFleet card.

(b)    In the Opening Period and in any [***] of any Contract Year in which [***] and the [***] in each calendar month of such [***],[***] shall [***] on [***] during the [***] for [***] at the [***]. The [***] of [***] on [***] for such [***] in a [***] will be [***] by [***] (i) [***] during the [***] (ii) the [***], or that [***] which, when [***] from [***] during the [***]. In the event that [***] their [***] within a [***] during the Term, then [***] will [***], by [***] to the [***] between the [***] in the v, and the [***] of the [***].[***], as used in this paragraph, shall be [***] involving the [***] in a [***] relative to the [***] in that [***].

(c) [***]. [***] under this Section 5 shall be [***] in the form of [***] by [***] to [***] on the [***] of the [***] following the [***] in which [***], subject to the [***] outlined in this Section 5(c). By the [***] of the [***] following the [***] in which [***] will send [***] the [***] for that [***], pursuant to this Section 5, for [***]. In the event [***] does [***],[***] shall [***] with [***] not later than the [***] of the [***] for purposes of reconciliation. In the event [***] on the [***] of such [***],[***] of the [***], if any, [***] until the [***].

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[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

6. Volume Determination.

(a} [***]. For all purposes under this Agreement, the volume of [***] of [***] and [***] that have been purchased by PANTRY directly from MPC in a relevant time period shall be taken as the equivalent of the volume of [***] of [***] and [***] delivered to the [***] for resale at retail in the time period; except that any volumes of [***] and [***] delivered by PANTRY in the time period to a retail motor fuel outlet which is the subject of a separate Improvement Agreement, Marketer's Agreement, Branding Agreement, Conversion Agreement, or any similar agreement, howsoever denominated, and whenever executed, by MPC and PANTRY shall not be deemed to be volumes of [***] or [***] delivered for resale at retail to the Retail Outlets in the time period.

(b) [***] Reporting - Phase 5 Volume. PANTRY shall submit a report to MPC, in a manner approved by MPC, stating the preliminary Phase 5 Volume [***] within a [***], by Retail Outlet and by Designated Terminal, no later than the [***] following the close of the [***]. Any changes to the volumes reported to MPC under this Section 6(b) shall be submitted by PANTRY as part of the reconciliation process contemplated in Section 4(e), not later than the [***] in which the preliminary Phase 5 Volume was reported. If no changes are submitted by PANTRY as part of such reconciliation, the Parties agree that the preliminary Phase 5 Volume shall be deemed final [***] in which the preliminary Phase 5 Volume was reported, and no changes to the Phase 5 Volume will be accepted by MPC after that date and time.

(c) Audit. MPC shall have the right to inspect the books and records of PANTRY to verify PANTRY's deliveries to the Retail Outlets. PANTRY shall maintain its books and records in such manner as to allow MPC, upon inspection thereof, to verify the accuracy of PANTRY's volumes delivered to each of the Retail Outlets. Inspection of books and records shall be made only after reasonable notice to PANTRY.

7. Branded Outlets.

(a) PANTRY agrees that, for the [***], each of the Retail Outlets will be MARATHON® branded retail outlets so long as [***]. For the purposes of this Section 7(a), “[***]” shall mean, with respect to any one or more Retail Outlet(s) from time to time during the [***], any of the motor fuel retail outlet(s) identified as a Retail Outlet [***] in accordance with the then current image and identification standards for “Branded Outlets” established by MPC through the Product Supply Agreement and, as applicable, the Joint Image Plan, Phase 3 Image Plan, Phase 4 Image Plan and/or the Phase 5 Image Plan, and [***]. Following a [***], MPC shall have the right, at its sole option, to [***] (i) the [***] immediately preceding the [***];[***] (ii) [***]. If MPC elects [***], PANTRY shall, within [***] of the occurrence of the applicable [***], certify to MPC the [***] immediately preceding the [***]. In the alternative, the Parties may mutually agree as to the [***] that is [***], in MPC's sole determination, of [***], including but not limited to [***][***], such [***] to be documented through a written amendment to the applicable exhibit attached to this Agreement.

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[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(b)    PANTRY will cause the Retail Outlets to comply, at [***] to MPC other than [***] and [***] in accordance with Section 3 of this Agreement with the then current image and identification standards established by MPC for “Branded Outlets” through the [***] on or before the dates stated in Section 3, as applicable. For avoidance of doubt, the then current image and identification standards established by MPC for “Branded Outlets” through the [***] includes, for the purposes of this Agreement, the Joint Image Plan, and such authorized variation from the then current image and identification standards established by MPC for “Branded Outlets” through the [***] is applicable only to the Retail Outlets that are owned and operated by PANTRY as of the first date of the Term. Notwithstanding the provisions of this Section 7, in the event, and to the extent, MPC revises its image standards to [***] with [***], PANTRY shall [***] the canopy of any Retail Outlet having the [***], except by the Parties' mutual consent [***].

(c) As of July 26, 2010, [***] of the Retail Outlets do not meet [***] set forth in the Product Supply Agreement, and may be [***]. On or before [***], the Parties will meet and confer to discuss the status of such Retail Outlets at that time, relative to MPC's terms for adding “Branded Outlets”. For any such Retail Outlet(s) [***], the Parties will mutually agree to the [***]. The Parties agree to enter into a written amendment reflecting [***] of [***], as appropriate.

8.    Future Retail Outlets.

(a) Exhibit B may be amended to add, subject to MPC's approval and the terms for adding “Branded Outlets” set forth in the Product Supply Agreement, any retail outlet that is, during the Term, reimaged or converted by PANTRY to a MARATHON® retail outlet. Except to the extent otherwise agreed by the Parties, PANTRY shall pay any costs and expenses necessary to reimage or convert to a MARATHON® retail outlet, any retail outlet added to Exhibit B during the Term except that MPC shall provide and own at its sole cost and expense, at each such retail outlet, a MARATHON® logo sign. MPC and PANTRY agree that any retail outlet added to Exhibit B as a Retail Outlet for all purposes under this Agreement, from and after the effective date of the amendment executed by MPC and PANTRY so as to add the retail outlet to Exhibit B, and will comply with the then current image and identification standards established by MPC for “Branded Outlets” through the Product Supply Agreement, and for those retail outlet owned and operated by PANTRY as of the date it is converted to the Marathon® brand, also the Joint Image Plan, within [***] following the effective date of the amendment executed by MPC and PANTRY so as to add the retail outlet to Exhibit B.

(b)    PANTRY [***] to the Marathon® brand, [***]. The Parties shall agree to a projected annual gasoline volume for such retail motor fuel outlet, and shall enter into a written amendment adding such retail motor fuel outlet(s) [***] to this Agreement, to the extent that the [***] with such retail motor fuel outlet(s) added [***] pursuant to this Section 8(b), and sites added to Exhibit A to the GSA, [***].

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[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

9. Payment Terms. Subject to the terms and conditions of the Product Supply Agreement, including but not limited to, Section 3.3 of the Product Supply Agreement, PANTRY will be eligible for payment terms of [***].

10. Payment Assurance. PANTRY agrees to provide a standby letter of credit issued in favor of MPC by a bank approved by MPC on such terms and conditions acceptable to MPC, and in an amount sufficient to secure payment of all Marathon branded products purchased by PANTRY and unpaid from time to time, including the amount of any payment for which MPC is awaiting confirmation, including without limitation any confirmation period for electronic funds transfer initiated by MPC. In the event PANTRY does not provide a letter of credit as required under this Section, MPC may, at its sole discretion, invoke its remedies under Section 3.3(c) of the Product Supply Agreement, including but not limited to, discontinuing further sales or shipments of Marathon branded products until such letter of credit is provided or, in the case of draws or expiration, until such letter of credit is restored.

11. Public Announcements. Each Party will first give the other party notice and the opportunity to review and comment upon any public disclosure, statement or press release (whether or not required by law, regulation or stock exchange rule) about this Agreement and/or the relationship between the Parties prior to its disclosure to any third party, and the Parties shall agree as to the content and timing of any such disclosure, statement or press release prior to its release, subject to deadlines imposed by applicable law for public reporting. Notice shall be provided at a time sufficient to allow a reasonable opportunity for review and discussion in advance of such statutory or regulatory deadline. This provision shall survive the termination or expiration of this Agreement for a period of one (1) year.

12. [***].

(a)    For any retail motor fuel outlets operated by PANTRY and for which the fuel supply agreement is [***] to [***] to [***] or [***]. PANTRY shall provide to MPC the information regarding such [***] sufficient for MPC's review and analysis of [***], including but not limited to, [***], on or before the earlier of (a) the [***]; or (b) [***].[***] shall have [***] with respect [***]. PANTRY shall have the right to accept or reject any offer made by MPC, or to make a counteroffer, in response to any offer made by MPC in accordance with this Section 12(a).

(b) In the event [***] in accordance with [***] of whether [***] has [***] to the [***] or to [***] with [***] shall provide [***] with [***] to [***], and [***] a [***] of [***] in which to [***], and [***] to [***] for the [***] to the [***] and [***] or for [***], recognizing, however, that [***].

13. Product Ratability. If MPC implements a plan, formula, or method to equitably reduce demand for “Products” as provided by the Product Supply Agreement, the Minimum Combined Annual [***] Volume or the Minimum Combined Annual [***] Volume, or both, and the rebate eligibility volume for [***], for [***], or both, will be reduced accordingly.

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[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

14. Accommodation of Material Loss of PANTRY Sales Volume.

(a)     PANTRY may request, in writing, a [***] of the Minimum Combined Annual [***] Volume and monthly minimum volume of [***] and [***] necessary to [***] pursuant to Section 4 of this Agreement and [***] pursuant to the [***], provided PANTRY demonstrates a loss of sales volume of [***] at the Retail Outlets and [***] at the outlets listed on Exhibit A to the [***] and that [***] is the [***] (as defined in [***] or [***], and not [***].[***] of the Minimum Combined Annual [***] and the monthly minimum [***] as described in this paragraph shall be made in increments of [***] per calendar month of [***] per calendar month, and for every [***] per calendar month of [***], the [***], as calculated in accordance with Section 4(a)(3) of this Agreement, shall be [***] up to [***]. The reduction in Minimum Combined Annual [***] Volume and the monthly minimum [***] shall be applicable for the [***] with the calendar month in which PANTRY provides proof of such loss of sales volume. Upon PANTRY's providing proof of such loss of sales volume, the reduction of the Minimum Combined Annual [***] Volume and monthly minimum volume of [***] necessary to [***] documented by MPC in writing and consented to, by signature of authorized representative of PANTRY.

(b) PANTRY may request, in writing, a reduction of the Minimum Combined Annual [***] Volume and monthly minimum volume of (i) [***] and (ii) [***] necessary to [***] pursuant to Section 4 of this Agreement and [***] pursuant to the [***], provided PANTRY demonstrates a loss of sales volume of [***] at the Retail Outlets and [***] at the outlets listed on Exhibit A to the [***] and that [***] is the [***] (as defined in [***]),[***], or [***], and not [***].[***] of the Minimum Combined Annual [***] Volume and the monthly minimum [***] and [***] as described in this paragraph shall be made [***] per calendar month of [***] and [***] per calendar month, and for every reduction of [***] per calendar month of [***] and [***], the [***], as calculated in accordance with Section 4(b)(3) of this Agreement, shall be [***]. The reduction in Minimum Combined Annual [***] Volume and the monthly minimum [***] and [***] shall be applicable for the [***] with the calendar month in which PANTRY provides proof of such loss of sales volume. Upon PANTRY's providing proof of such loss of sales volume, the reduction of the Minimum Combined Annual [***] Volume and monthly minimum volume of [***] necessary [***] will be documented by MPC in writing and consented to, by signature of authorized representative of PANTRY.

15. Default and Termination. Upon the occurrence of any Termination Event, MPC shall have the right, at its sole option, to:

(a) immediately terminate this Agreement without advance notice of termination, written or otherwise, from MPC; and

(b) receive from PANTRY, without prior demand, an amount equal to the sum of the (1) unamortized balance of the [***] at the time the Termination Event occurs; and (2) unamortized balance of the [***] at the time the Termination Event occurs.

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[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

16. Miscellaneous.

(a) Payment. Unless a different time frame for payment is otherwise set forth in this Agreement, payment of any amount due pursuant to this Agreement shall be made to MPC [***].

(b) Assignment. Neither Party may assign this Agreement without the prior written consent of the other Party.

(c) Survivability. Those provisions in this Agreement which by their terms should survive the termination or expiration of this Agreement, including without limitation, Section 11, shall survive the termination or expiration of this Agreement.

(d) Governing Law. Except for its conflicts of law provisions, in all other respects, Ohio law governs all matters pertaining to the validity, construction, and effect of this Agreement.

(e) Remedies. Remedies stated herein for breach or default hereunder, except as may be specifically provided, are cumulative and not exclusive. Nothing herein shall prevent any Party from obtaining or pursuing, where appropriate, other or additional remedies to which such Party may be entitled by law or in equity, except neither Party shall be entitled to consequential, incidental or punitive damages for breach of this Agreement, with the Parties' acknowledgement that MPC is entitled to the remedies set forth in Section 7(a) and Section 15 of this Agreement.

(f) Waiver. The waiver of any right upon a breach of any provision of this Agreement shall not be construed or deemed to be a continuing waiver with respect to said breach or any subsequent breach of any kind.

(g) Notices. Any notice or the like required or permitted herein shall be sent to the appropriate party at said party's address first shown above. Notice shall be deemed given when received.

(h)    Severability. If any provision or term of this Agreement is determined by a court with appropriate jurisdiction to be in conflict with any applicable state or federal law or otherwise so determined to be illegal, unenforceable or invalid, the validity of the remaining terms and provisions shall not otherwise be affected thereby and 1he rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the term or pro\4sion held to be invalid.

(i)     Headings. The descriptive headings in the Agreement are inserted for convenience only and do not control or affect the meaning, construction, or interpretation of or constitute a part of this Agreement.

(j) Integration. This Agreement, including the attached Exhibits, contains the entire agreement between the Parties relating to its subject matter and supersedes and cancels all prior agreements and there are no antecedent or contemporaneous oral or written promises or agreements modifying, qualifying, or augmenting Its terms or any other oral or written representations inducing its execution.

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[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(k) Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an. original, but all of which together shall constitute one and the same instrument. The signature pages to this Agreement may be exchanged by facsimile.

(I) Amendment. This Agreement may be amended only by written amendment signed by both Parties.

B. EFFECTIVE DATE. The Parties have executed this Agreement to be effective as of January 1, 2013.

C. BINDING EFFECT. For purposes of any rights and/or obligations of the Parties arising before January 1, 2013, the Existing Agreement remains in full force and effect, fully enforceable against the Parties as their binding legal obligation In accordance with the terms set forth in this Agreement.

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Master Conversion Agreement on the day and year first written above.

THE PANTRY, INC	MARATHON PETROLEUM COMPANY LP (“MPC”)
(“PANTRY”)	By: MPC Investment LLC, its General Partner

By /s/ Dennis G. Hatchell	By /s/ Thomas M. Kelley
Its President and Chief Executive Officer	Its Senior Vice President

STATE OF North Carolina )

) SS.
COUNTY OF Wake )

On this _ 24 _ day of June , 2013, before me, the undersigned Notary Public in and for said County and State, came Dennis G. HatcheII who, being first duly sworn, did say that he is the President and Chief Executive Officer of The Pantry, Inc., a Delaware corporation, and that he executed this Amended and Restated Master Conversion Agreement on behalf of and with the authority of said corporation, with full knowledge of its contents and as its free act and deed.

IN WITNESS WHEREOF, I have hereunto subscribed my name on the day and year last aforesaid.

/s/ Robin F. Ward
Notary Public

My Commission expires:

April 23, 2018
(SEAL)

STATE OF Ohio________ )

) SS.
COUNTY OF Hancock )

On this _26_ day of June , 2013, before me, the undersigned Notary Public in and for said County and State, came T. M. Kelley, a Senior Vice President, Marketing, who did acknowledge that he executed this Amended and Restated Master Conversion Agreement on behalf of and with the authority of MPC Investment LLC, general partner of Marathon Petroleum Company LP, with full knowledge of its contents and as its free act and deed.

IN WITNESS WHEREOF, I have hereunto subscribed my name on the day and year last aforesaid.

/s/ Cynthia L. Ely
Notary Public

My Commission expires:

June 5, 2016______
(SEAL)

EXHIBIT A
TO AMENDED AND RESTATED MASTER CONVERSION AGREEMENT
dated ____________, 2013
by and between The Pantry, Inc. and
Marathon Petroleum Company LP

Phase 1 Outlets

Street Address	City	State
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
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[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Street Address	City	State
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
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[***]	[***]	[***]
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[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

EXHIBIT B
TO AMENDED AND RESTATED MASTER CONVERSION AGREEMENT
dated____________, 2013
by and between The Pantry, Inc. and
Marathon Petroleum Company LP

Phase 2 Outlets

Street Address	City	State
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Street Address	City	State
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
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[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Street Address	City	State
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
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[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Street Address	City	State
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
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[***]	[***]	[***]

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Street Address	City	State
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
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[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Street Address	City	State
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

EXHIBIT C
TO AMENDED AND RESTATED MASTER CONVERSION AGREEMENT
dated____________, 2013
by and between The Pantry, Inc. and
Marathon Petroleum Company LP

Joint Image Plan

Main ID sign

The foregoing examples depict multiple configurations of a main ID sign acceptable at the Retail Outlets. The Pantry or Kangaroo® may be displayed in the [***] of a main ID sign provided that the Marathon® logo has at least equal representation on such main ID sign, including but not limited to, size of the logo.

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Canopy

The red areas in the canopy fascia that is part of the Joint Image Plan shall be [***].

The blue areas in the canopy fascia that is part of the Joint Image Plan shall be [***].

_________________

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

EXHIBIT D
TO AMENDED AND RESTATED MASTER CONVERSION AGREEMENT
dated____________, 2013
by and between The Pantry, Inc. and
Marathon Petroleum Company LP

Phase 3 Outlets

Street Address	City	State
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
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[***]	[***]	[***]
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[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Street Address	City	State
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

EXHIBIT E
TO AMENDED AND RESTATED MASTER CONVERSION AGREEMENT
dated___________, 2013
by and between The Pantry, Inc. and
Marathon Petroleum Company LP

Phase 3 Image Plan

At each of the Phase 3 Outlets, [***] will install the following image items, at a minimum, which items shall comply with the [***] image and identification standards and the agreed plan below, and with respect to the canopy and price sign, also the Joint Image Plan:

•    Price Sign(s)
o     Refacing of existing pylon signs (ID sign and Price Sign) is acceptable

o	Kangaroo Express logo may maintain [***], with Marathon logo having [***], and at least [***] on such main ID sign, including but not limited to, [***]
o High-rise signs containing the [***] must be replaced with either a [***] or [***].
•    Canopy
o Comply with Joint Image Plan
o ACM or vinyl is acceptable, resulting in flat fascia
o     Kangaroo Express logo on [***]
o Two (2) sets of [***] ([***]), except to the extent prohibited by applicable zoning laws

o
Small round or square canopy columns/poles must be cladded to [***] standard specifications. large round canopy columns/poles must be painted to match [***] cladding specifications. To ensure consistency with imaging of Phase 1 Outlets and Phase 2 Outlets[***], but if [***].

o     Lane identifiers to [***] standard specifications
•    Dispensers
o STP® pump skirts
o Dispenser cladding required. [***] to install new dispenser side risers to [***] specifications.
Side risers must be stainless steel or white
o     Standard [***] round valances required, except where the pump's proximity to canopy pole does not allow for standard round valance, in which case approved square valences are permitted
o Any diesel dispensers underneath gasoline canopy must be imaged to [***] standard specs
o Any [***] must be labeled [***]
•    Area lights/poles to be painted white
•    Trash receptacles must be [***] -1 receptacle per dispenser
•    Bollards to be painted black
•    Gas island curbing to be painted black or be stainless steel
•    All other site curbing to be painted white
•    Marketing materials:
o Outdoor application holders - present and stocked
o Indoor application holders -present and stocked

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

The image concept for each Phase 3 Outlet must be submitted to [***], and [***], prior to [***] for such Phase 3 Outlet.

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

EXHIBIT F
TO AMENDED AND RESTATED MASTER CONVERSION AGREEMENT
dated___________, 2013
by and between The Pantry, Inc. and
Marathon Petroleum Company LP

Phase 4 Outlets

Street Address	City	State
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

EXHIBIT G
TO AMENDED AND RESTATED MASTER CONVERSION AGREEMENT
dated___________, 2013
by and between The Pantry, Inc. and
Marathon Petroleum Company LP

Phase 4 Image Plan

At each of the Phase 4 Outlets, [***] will install the following image items, at a minimum, which items shall comply with the [***] image and identification standards and the agreed plan below, and with respect to the canopy and price sign, also the Joint Image Plan:
•    Price Sign(s)
o Refacing of existing pylon signs (ID sign and Price Sign) is acceptable
o Kangaroo Express logo may maintain [***], with Marathon logo having [***], and at least [***] on such main ID sign, including but not limited to, [***]
o High-rise signs containing the [***] must be replaced with either a [***] or [***].
•    Canopy
o     Comply with Joint Image Plan
o ACM or vinyl is acceptable, resulting in flat fascia o Kangaroo Express logo on [***]
o Two (2) sets of [***] ([***]),
except to the extent prohibited by applicable zoning laws
o Small round or square canopy columns/poles must be cladded to [***] standard specifications.
Large round canopy columns/poles must be painted to match [***] cladding specifications. To ensure consistency with imaging of Phase 1 Outlets, Phase 2 Outlets, and Phase 3 Outlets
[***], but [***].
o     Lane identifiers to [***] standard specifications
•    Dispensers
o STP® pump skirts
o     Dispenser cladding required. [***] to install new dispenser side risers to [***] specifications.
Side risers must be stainless steel or white

o	Standard [***] round valances required, except where the pump's proximity to canopy pole does not allow for standard round valance, in which case approved square valences are permitted
o Any diesel dispensers underneath gasoline canopy must be imaged to [***] standard specs
[***] must be labeled [***]
•    Area lights/poles to be painted white
•    Trash receptacles must be [***] - 1 receptacle per dispenser
•    Bollards to be painted black
•    Gas island curbing to be painted black or be stainless steel
•    All other site curbing to be painted white

The image concept for each Phase 4 Outlet must be submitted to [***], and [***], prior to [***] for such Phase 4 Outlet.

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

EXHIBIT H
TO AMENDED AND RESTATED MASTER CONVERSION AGREEMENT
dated___________, 2013
by and between The Pantry, Inc. and
Marathon Petroleum Company LP

Phase 5 Outlets

Street Address	City	State
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Street Address	City	State
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

EXHIBIT I
TO AMENDED AND RESTATED MASTER CONVERSION AGREEMENT
dated___________, 2013
by and between The Pantry, Inc. and
Marathon Petroleum Company LP

Phase 5 Image Plan

At each of the Phase 5 Outlets, [***] will install the following image items, at a minimum, which items shall comply with the [***] image and identification standards and the agreed plan below, and with respect to the canopy and price sign, also the Joint Image Plan:
•    Price Sign(s)
o Refacing of existing pylon signs (ID sign and Price Sign) is acceptable

o	Kangaroo Express logo may maintain [***], with Marathon logo having [***], and at least [***] on such main ID sign, including but not limited to, [***]
o     High-rise signs must be replaced with either a [***] or [***].
•    Canopy
o Comply with Joint Image Plan
o ACM or vinyl is acceptable, resulting in flat fascia o     Kangaroo Express logo on [***]
o Two (2) sets of [***] ([***]),
except to the extent prohibited by applicable zoning laws
o    Small round or square canopy columns/poles must be cladded to [***] standard specifications.
Large round canopy columns/poles must be painted to match [***] cladding specifications. To ensure consistency with imaging of Phase 1 Outlets, Phase 2 Outlets, Phase 3 Outlets and Phase 4
Outlets [***], but [***]

o	Lane identifiers to [***] standard specifications
•    Dispensers
o STP® pump skirts
o Dispenser cladding required. [***] to install new dispenser side risers to [***] specifications.
Side risers must be stainless steel or white
o Standard [***] round valances required, except where the pump's proximity to canopy pole does not allow for standard round valance, in which case approved square valences are permitted
o Any diesel dispensers underneath gasoline canopy must be imaged to [***] standard specs
o [***] must be labeled [***]
•    Area lights/poles to be painted white
•    Trash receptacles must be [***] - 1 receptacle per dispenser
•    Bollards to be painted black
•    Gas island curbing to be painted black or be stainless steel
•    All other site curbing to be painted white

The image concept for each Phase 5 Outlet must be submitted to [***], and [***], prior to [***] for such Phase 5 Outlet.

_________________
[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.